UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 24, 2009

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

              Nevada                     000-49845             52-2336836
              ------                     ---------             ----------
  (State or other jurisdiction of       (Commission        (I.R.S. Employer
  incorporation or organization)        File Number)      Identification No.)

           4555 South Palo Verde, Suite 123
                    Tucson, Arizona                        85714
                    ---------------                        -----
       (Address of principal executive offices)          (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 24, 2009, General Robert H. Foglesong, U.S. Air Force (Retired) resigned as a director of CDEX Inc. (OTCBB: CEXI) ("Registrant"). General Foglesong (ret) has served on the Registrant's Board of Directors since May 2008.

A copy of a press release issued on June 24, 2009 announcing General Foglesong's resignation is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.         Exhibit Description
-----------         -------------------

99.1           Press Release, dated June 24, 2009




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CDEX INC.

Date: June 24, 2009                    By:    /s/ Malcolm H. Philips, Jr.
                                              ---------------------------
                                              Malcolm H. Philips, Jr., President